Exhibit 23.4


                               AIRCLAIMS LIMITED
                              CONSENT OF APPRAISER

We consent to the use of our reports included herein and to the references to our firm in the Morgan Stanley Aircraft Finance Registration Statement on Form S-1 (file number 333-56575) to be filed with the Securities and Exchange Commission.




Dated:   October 26, 2000



                                             AIRCLAIMS LIMITED

                                             By: /s/ E. Pieniazek
                                                 -------------------------------
                                                 Name:  E. Pieniazek
                                                 Title: Director